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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MAC-GRAY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAC-GRAY CORPORATION
404 WYMAN STREET, SUITE 400
WALTHAM, MASSACHUSETTS 02451

April 22, 2008

Dear Stockholder:

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") to be held on Thursday, May 22, 2008 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (the "Annual Meeting").

        The Annual Meeting has been called for the purpose of (i) electing two directors to hold office until the annual meeting of stockholders to be held in 2011, (ii) approving an amendment and restatement to the Company's 2001 Employee Stock Purchase Plan, as amended (the "Stock Purchase Plan"), to increase the maximum number of shares that may be issued under the Stock Purchase Plan from 200,000 shares to 500,000 shares, (iii) considering and acting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        After the formal portion of the Annual Meeting, there will be an informal session for the purpose of presenting a brief report on the Company and responding to your questions.

        The Board of Directors has fixed the close of business on April 8, 2008 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of the Company recommends that you vote "FOR" the election of the two nominees as directors of the Company and "FOR" the approval of an amendment and restatement to the 2001 Employee Stock Purchase Plan.

                      Very truly yours,

                      STEWART GRAY MACDONALD, JR.
                      Chairman of the Board and
                      Chief Executive Officer

MAC-GRAY CORPORATION
404 WYMAN STREET, SUITE 400
WALTHAM, MASSACHUSETTS, 02451
(781) 487-7600

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 22, 2008

        NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of Mac-Gray Corporation, a Delaware corporation (the "Company"), will be held on Thursday, May 22, 2008 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (together with adjournments or postponements thereof, the "Annual Meeting") for the purpose of considering and voting upon:

  1.
  The election of two directors, each to hold office until the Company's annual meeting of stockholders to be held in 2011 and until such director's successor is duly elected and qualified;

  2.
  The approval of an amendment and restatement to the Company's 2001 Employee Stock Purchase Plan, as amended (the "Stock Purchase Plan"), to increase the maximum number of shares that may be issued under the Stock Purchase Plan from 200,000 shares to 500,000 shares; and

  3.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 8, 2008 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                      By Order of the Board of Directors,
                       LINDA A. SERAFINI
                      Secretary

Waltham, Massachusetts
April 22, 2008

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

        ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS AS OF THE RECORD DATE, THEIR AUTHORIZED REPRESENTATIVES AND GUESTS OF THE COMPANY. ADMISSION WILL BE BY PRESENTATION OF YOUR TICKET OR BROKERAGE STATEMENT AND PROPER IDENTIFICATION. IF YOU ARE A REGISTERED STOCKHOLDER (YOUR SHARES ARE HELD IN YOUR NAME) AND PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR PROXY, DETACH YOUR TICKET FROM THE TOP PORTION OF THE PROXY CARD AND BRING THAT TICKET AND A FORM OF PERSONAL IDENTIFICATION WITH YOU TO THE MEETING. IF YOU ARE A BENEFICIAL OWNER (YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD) AND PLAN TO ATTEND THE MEETING, YOU SHOULD BRING A RECENT BROKERAGE STATEMENT SHOWING YOUR OWNERSHIP OF SHARES AND A FORM OF PERSONAL IDENTIFICATION.

MAC-GRAY CORPORATION
404 WYMAN STREET, SUITE 400
WALTHAM, MASSACHUSETTS 02451
(781) 487-7600

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 22, 2008

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mac-Gray Corporation, a Delaware corporation (the "Company", "Mac-Gray", "we", "us" or "our"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 22, 2008 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (together with any adjournments or postponements thereof, the "Annual Meeting").

        The Notice of the Annual Meeting, Proxy Statement and Proxy Card are first being mailed on or about April 22, 2008 to stockholders of record as of April 8, 2008. The Board of Directors (the "Board") has fixed the close of business on April 8, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of record of Common Stock, par value $0.01 per share, of the Company ("Common Stock") at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 13,329,306 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 135 stockholders of record. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record for each matter properly submitted at the Annual Meeting.

        If your shares are held in "street name," your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority under the rules of the New York Stock Exchange, or NYSE, to vote customers' unvoted shares on some routine matters, including the election of directors. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on the election of directors or leave your shares unvoted. Shares held by brokers as to which voting instructions have not been received from the beneficial owners with respect to non-routine matters are referred to as "broker non-votes." We encourage you to provide voting instructions to your brokerage firm by returning your completed proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this Proxy Statement.

        The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

        A quorum being present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is necessary to elect each of the nominees as a director of the Company. As discussed above, if your broker holds your shares in "street name," and if you do not vote your shares, your brokerage firm has authority under the rules of the NYSE to vote your unvoted shares held by the firm on the election of directors. You may vote FOR both director nominees, WITHHOLD your vote from both director nominees or WITHHOLD your vote from either of the director nominees. Votes that are withheld will not be included in the vote tally for the election of directors and will have no effect on the results of the vote.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the two nominees for director listed in this Proxy Statement and "FOR" the amendment and restatement to the Company's 2001 Employee Stock Purchase Plan, as amended. It is not anticipated that any other matters will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Attendance at the Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives and guests of the Company. Admission will be by presentation of your ticket or brokerage statement and proper identification. If you are a registered stockholder (your shares are held in your name) and plan to attend the meeting, please vote your proxy, detach your ticket from the top portion of the proxy card and bring that ticket and a form of personal identification with you to the Annual Meeting. If you are a beneficial owner (your shares are held in the name of a bank, broker or other holder of record) and plan to attend the meeting, you should bring a recent brokerage statement showing your ownership of shares and a form of personal identification.

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

        The Annual Report of the Company for the fiscal year ended December 31, 2007 (the "Annual Report") is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material. We will furnish a copy of our Annual Report, with exhibits, free of charge to each stockholder or beneficial owner of our Common Stock who forwards a written request to us at Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451, Attention: Secretary.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Nominees

        The Board of Directors of the Company presently consists of eight Board members and is divided into three classes, with three directors in Class I, three directors in Class II and two directors in Class III. Directors serve three-year terms, with one class of directors being elected by the Company's stockholders at each annual meeting of stockholders. Two Class II directors will stand for re-election by the stockholders. One Class II director, Jerry A. Schiller, is retiring from the Board and does not stand for re-election. The Board has the authority to fill any Board vacancy by the affirmative vote of a majority of the remaining directors, who are authorized to exercise the powers of the full Board until such vacancy is filled.

        At the Annual Meeting, two Class II directors will be elected to serve until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Thomas E. Bullock and William F. Meagher, Jr. for re-election as Class II directors. Jerry A. Schiller will retire at the end of his term in May, 2008 and does not stand for re-election. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees as directors. Messrs. Bullock and Meagher have agreed to stand for election and to serve if elected as directors. However, if any nominee fails to stand for re-election or is unable to serve, then proxies may be voted in favor of the election of such other nominee as the Board of Directors may recommend or, alternatively, the Board of Directors may reduce the number of directors.

        The Board of Directors of the Company recommends that the Company's stockholders vote "FOR" the election of the two nominees for directors of the Company.

INFORMATION REGARDING DIRECTORS/NOMINEES

        Set forth below is certain information regarding the directors of the Company, including the Class II directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

Name	Age	Director Since
Class I (Term expires 2010)
Edward F. McCauley	68	2004
David W. Bryan	62	2004
Mary Ann Tocio	59	2006
Class II (Term expires 2008)
Jerry A. Schiller	75	1997
Thomas E. Bullock*	61	2000
William F. Meagher, Jr.*	69	2007
Class III (Term expires 2009)
Stewart G. MacDonald, Jr.	58	1983
Christopher T. Jenny	52	2005

*
Nominee for election

        Stewart G. MacDonald, Jr. serves as Chairman of the Board of Directors and Chief Executive Officer of the Company and has served as a director of the Company since 1983. Mr. MacDonald has served the Company as Chairman of the Board of Directors since 1992 and as Chief Executive Officer since 1996.

        Jerry A. Schiller has been a director of the Company since April 1997. Mr. Schiller has been a private investor and consultant since 1993. In October 1993, Mr. Schiller retired after 31 years of service with The Maytag Corporation. From 1985 until his retirement, Mr. Schiller served as the Executive Vice President and Chief Financial Officer, as well as a member of the Board of Directors of The Maytag Corporation. Mr. Schiller will retire as a director of the Company after the 2008 Annual Meeting.

        Thomas E. Bullock has been a director of the Company since November 2000. Mr. Bullock is currently Chairman of the Board of Directors of Transfair USA, a fair-trade certification company working with farmers in 38 countries. From 1997 to 2000, Mr. Bullock was President and Chief Executive Officer of Ocean Spray Cranberries, Inc.

        Edward F. McCauley has been a director of the Company since March 2004. Mr. McCauley is retired. Over a thirty-six year career at Deloitte & Touche, LLP, Mr. McCauley served as Lead Audit Partner or Advisory Partner for a wide variety of Fortune 500 companies, non-profit and regulated enterprises. He retired from Deloitte & Touche in 2001. Mr. McCauley is a director of Salary.com.

        David W. Bryan has been a director of the Company since March 2004. Mr. Bryan is retired. He was the Chief Executive Officer of Capsized, Inc., an Internet specialty retailer, from 1999-2001 and

Chief Executive Officer of Avedis Zildjian Company from 1995-1999. Prior to 1995, Mr. Bryan served as Division President and Corporate Vice President at Sara Lee Corporation.

        Christopher T. Jenny has been a director of the Company since July 2005. Mr. Jenny is currently a Senior Partner with The Parthenon Group, a Boston-based private management consulting and investment firm. Prior to joining The Parthenon Group in 1995, Mr. Jenny was a partner with Bain & Company.

        Mary Ann Tocio has been a director of the Company since November 2006. Ms. Tocio currently is President, Chief Operating Officer and a director of Bright Horizons Family Solutions, the world's largest provider of employer-supported childcare, early education and work/life solutions. Ms. Tocio has been employed by Bright Horizons since 1992.

        William F. Meagher, Jr. has been a director of the Company since May 2007. Prior to his retirement in 1998, Mr. Meagher was the former Managing Partner of Arthur Andersen, LLP's Boston, MA office. Mr. Meagher was employed by Arthur Andersen for 38 years. Mr. Meagher serves on the Board of Directors of SkillSoft, PLC and Dover Saddlery, Inc. and is a Trustee of Dana Farber Cancer Institute and Living Care Villages of Massachusetts.

PROPOSAL NUMBER 2

PROPOSED AMENDMENT AND RESTATEMENT TO THE
2001 EMPLOYEE STOCK PURCHASE PLAN

        In May 2001, the Company's stockholders approved the Mac-Gray Corporation 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"), and reserved 200,000 shares of the Company's Common Stock for issuance thereunder. As of March 27, 2008, a total of 11,782 shares remained available and were reserved for issuance under the Stock Purchase Plan. The Company believes that the availability of an adequate reserve of shares for issuance under the Stock Purchase Plan will benefit the Company by providing employees with an opportunity to acquire shares of the Company's Common Stock, will attract and retain key personnel and will encourage stock ownership by the Company's employees.

        On March 3, 2008, the Board of Directors unanimously approved an increase of the number of shares of Common Stock reserved for issuance under the Stock Purchase Plan by 300,000 shares to a total of 500,000 shares, which increase is subject to stockholder approval being received at the 2008 Annual Meeting. A copy of the Stock Purchase Plan, as proposed to be amended and restated (the "Amended and Restated Stock Purchase Plan"), is attached as Appendix A to this Proxy Statement.

        A quorum being present, the approval of the Amended and Restated Stock Purchase Plan is determined by the affirmative vote of the majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on such matter.

        The Board of Directors recommends that you vote FOR the proposal to amend and restate the Stock Purchase Plan to increase the maximum number of shares issuable thereunder from 200,000 shares to 500,000 shares of Common Stock.

Summary of the Amended and Restated Stock Purchase Plan

        The following description of material terms of the Amended and Restated Stock Purchase Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Amended and Restated Stock Purchase Plan, which is attached to this Proxy Statement as Appendix A.

        The Amended and Restated Stock Purchase Plan is administered by the Board of Directors. The Amended and Restated Stock Purchase Plan provides that all employees of the Company who work at least 20 hours per week and at least five months per calendar year are eligible to participate in the Amended and Restated Stock Purchase Plan. No person who owns or holds, or as a result of participation in the Amended and Restated Stock Purchase Plan would own or hold stock or options to purchase stock, together equal to 5% or more of the total outstanding Common Stock of the Company, is entitled to participate in the Amended and Restated Stock Purchase Plan. No employee may exercise an option granted under the Amended and Restated Stock Purchase Plan that permits the employee to purchase Common Stock having a value of more than $25,000 (determined using the fair market value of the stock at the time such option is granted) in any calendar year.

        The Amended and Restated Stock Purchase Plan provides for two "purchase periods" within each year, the first commencing on January 1 of each year and continuing through June 30 of such year, and the second commencing on July 1 of each year and continuing through December 31 of such year. Eligible employees may elect to become participants in the Amended and Restated Stock Purchase Plan by enrolling prior to each semi-annual date for the granting of an option to purchase shares under the Amended and Restated Stock Purchase Plan. Shares are purchased through the accumulation of payroll deductions of not less than 1% nor more than 15% of each participant's compensation. The number of shares to be purchased is determined by dividing the participant's balance in the plan account on the last day of the purchase period by the purchase price per share for the Common Stock. The purchase price per share will be 85% of the fair market value of the Common Stock as of either the beginning or ending date, whichever is lower, of the semi-annual purchase period of shares for the participant's account.

        An option granted under the Amended and Restated Stock Purchase Plan is not transferable by the participant except by will or by the laws of descent and distribution and is exercisable only by the employee during the employee's lifetime. Employees may decrease (but not increase) their rate of payroll deductions once during any offering period and may cease their participation in the offering at any time during the offering period.

        Termination of a participant's employment other than by reason of death, disability or retirement immediately cancels his or her option and participation in the Amended and Restated Stock Purchase Plan. If this occurs, the payroll deductions credited to the participant's account will be returned to him or her without interest. If employment is terminated due to death, retirement, or disability, the participant's accumulated payroll deductions will be used to purchase shares at the end of the applicable purchase period; however, in the case of a participant who has retired more than three months prior to the end of the applicable purchase period, the options will be canceled and the payroll deductions credited to his or her account will be returned to him or her without interest.

        In the event an employee or former employee desires to sell or transfer the shares of Common Stock purchased under the Amended and Restated Stock Purchase Plan within six months of their purchase, the employee or former employee must notify the Company in writing of such intention to sell or transfer. Within 10 days of receiving this notice, the Company may repurchase the shares from the employee or former employee for the lesser of the purchase price paid by the employee or former employee, or the current fair market value of the shares. If the Company does not repurchase the shares within this 10 day period, the employee or former employee is free to sell or transfer the shares.

        The proceeds received by the Company from exercise of options under the Amended and Restated Stock Purchase Plan will be used for the general purposes of the Company. Shares issued under the Amended and Restated Stock Purchase Plan may be either authorized but unissued shares or shares reacquired by the Company and held in its treasury.

        The Board of Directors may terminate the Amended and Restated Stock Purchase Plan at any time. Upon termination of the Amended and Restated Plan, all amounts in the accounts of the participating employees shall be promptly refunded. The Board of Directors may at any time, and from time to time, amend the Amended and Restated Plan in any respect, except amendments which increase the number of shares approved for the Amended and Restated Plan or make any other change that requires stockholder approval under Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

        Provided the Amended and Restated Stock Purchase Plan is approved by the majority of the stockholders at the 2008 Annual Meeting, the Amended and Restated Stock Purchase Plan shall take effect on May 23, 2008.

Summary of Federal Income Tax Considerations under the Amended and Restated Stock Purchase Plan

        The Amended and Restated Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423(b) of the Code, which provides that an employee participating in the Amended and Restated Stock Purchase Plan is not required to pay any federal income tax when joining the Amended and Restated Stock Purchase Plan or when purchasing the shares of Common Stock at the end of an offering. The employee is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

        The following is a summary of the federal income tax consequences resulting from acquiring Common Stock under the Amended and Restated Stock Purchase Plan.

        If shares of Common Stock acquired under the Amended and Restated Stock Purchase Plan are sold more than two years after the first day of the purchase period pursuant to which the shares were purchased, no taxable income results if the proceeds of the sale are equal to or less than the price paid for the shares. If the proceeds of the sale are higher than the purchase price, the employee will recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) 15% of the fair market value of the Common Stock on the first day of the purchase period pursuant to which the shares were purchased or (b) the excess of the amount actually received for the shares over the amount paid. In addition, the employee may recognize long-term capital gain or loss in an amount equal to the difference between the proceeds of the sale and the employee's basis in the shares (i.e., the employee's purchase price plus the amount taxed to the employee as ordinary income). The employee will receive long-term capital gain or loss treatment if he or she has held the shares for at least 12 months. No deduction is allowed to the Company.

        If shares of Common Stock acquired under the Amended and Restated Stock Purchase Plan are sold within two years of the first day of the purchase period pursuant to which the shares were purchased, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the employee's purchase price. This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss. Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the employee's basis in the shares. The amount reportable as ordinary income from a sale made within two years of the first day of the purchase period pursuant to which the shares were purchased will generally be allowed as a tax deduction to the Company.

        The foregoing is only a summary of the effect of the United States income tax laws and regulations upon an employee and the Company with respect to an employee's participation in the Amended and Restated Stock Purchase Plan. This summary does not purport to be a complete description of all federal tax implications of participation in the Amended and Restated Stock Purchase Plan, nor does it discuss the income tax laws of any municipality, state of foreign country in which a participant may reside or otherwise be subject to tax.

CORPORATE GOVERNANCE

Board of Directors

        The business of Mac-Gray is managed under the direction of the Board. The mission of the Board is to promote the long-term health and growth of Mac-Gray in the interest of its stockholders and to set an ethical tone. The Board's responsibilities include:

  •
  recommending candidates to the stockholders for election to the Board;

  •
  overseeing compliance with laws and regulations and setting an ethical tone for the Company;

  •
  appraising Mac-Gray's major risks and its risk management and seeing that control procedures are in place;

  •
  reviewing and approving management's strategic and business plans;

  •
  reviewing and approving major transactions, financial plans, objectives and actions;

  •
  monitoring management's performance of its plans and objectives and advising management on significant decisions; and

  •
  assessing its own effectiveness.

        During the fiscal year ended December 31, 2007 ("Fiscal 2007"), the Board held nine (9) meetings. During the periods that he or she served, each director attended at least 75% of the aggregate of: (1) the number of Board meetings held and (2) the number of meetings of all committees on which he or she served.

Director Independence

        The listing standards of the New York Stock Exchange (the "NYSE") require companies listed on the NYSE to have a majority of "independent" directors. The NYSE listing standards generally provide that a director will not be independent unless such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In addition, a director is not independent if (1) the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company; (2) the director or a member of the director's immediate family has received more than $100,000 per year in direct compensation from the Company other than for service as a director or deferred compensation for prior service to the Company; (3) the director is, or has been within the last three years, an employee of the Company's independent auditor or the director has an immediate family member who is a current employee of the Company's independent auditor and who participates in the firm's audit, assurance or tax compliance practice or was within the last three years a partner or employee of such a firm and personally worked on the Company's audit within that time; (4) the director or a member of the director's immediate family is, or has been within the last three years, employed as an executive officer of another company where an executive officer of the Company serves or served on the compensation committee; (5) the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

        The Board has reviewed all relationships between the Company and each non-management director to determine compliance with the NYSE standards described above and to evaluate whether there are any other facts or circumstances that might impair a director's independence. Based on that review, the Board has determined that Messrs. Jenny, Bryan, Bullock, McCauley, Schiller, Meagher and Ms. Tocio are independent directors.

        Directors are encouraged to attend the Company's annual meetings of stockholders. All directors serving on the Board at the time attended the 2007 annual meeting of stockholders.

Executive Session

        In accordance with the Company's Guidelines on Governance, the independent directors meet in executive session at least four times per year. A director chosen by the independent directors in attendance presides at such meetings.

Board Evaluation

        The Governance and Nominating Committee coordinates an annual evaluation process by the directors of the Board's performance and procedures. The Audit Committee, the Compensation Committee and the Governance and Nominating Committee each conduct an annual evaluation of their performance and procedures, including the adequacy of their charters.

Code of Business Conduct

        The Board has adopted a Code of Business Conduct applicable to all officers, employees and Board members. The Code of Business Conduct is posted on Mac-Gray's website at www.macgray.com. The Code of Business Conduct is located under the "Corporate Governance" caption of the "Investor Relations" tab. The Code of Business Conduct is also available in print to any stockholder upon request. Any amendment to, or waiver of, the Code of Business Conduct that applies to the Company's Chief Executive Officer, Chief Financial Officer, Vice President of Finance, or Corporate Controller or any person performing similar functions will be disclosed on the website promptly following the date of such amendment or waiver.

Communications with the Board

        The Board welcomes the submission of any comments or concerns from stockholders and any interested parties. Communications should be addressed to the Secretary of the Company at Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451 and marked to the attention of the Board or any of its committees or individual directors or non-management directors as a group. All correspondence will be forwarded to the intended recipients.

Committees of the Board

        The Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. Each committee is comprised solely of directors determined by the Board to be independent under the applicable NYSE and Securities and Exchange Commission (the "SEC") rules. You may find copies of the charters of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee in the "Investor Relations" section of our website at www.macgray.com. The charters are also available in print to any stockholder upon request.

        Audit Committee.    The Audit Committee, consisting of Jerry A. Schiller (Chairman), Edward F. McCauley and William F. Meagher, Jr., held seven (7) meetings during 2007. In May 2007, Mr. Meagher joined the Audit Committee as a successor to Thomas E. Bullock who resigned from the Audit Committee in May 2007. The Board has made a determination that each of the members of the Audit Committee satisfies the independence and experience requirements of both the NYSE and SEC. The Board also determined that each of Messrs. Schiller, McCauley and Meagher is an "audit committee financial expert," as defined by SEC rules. In addition, the Board determined that each Audit Committee member is financially literate as defined by the NYSE. The Audit Committee assists the Board in its oversight of the integrity of the Company's financial statements; the Company's compliance with legal and regulatory requirements; the qualifications, independence and performance of the Company's independent auditors; and the performance of the Company's internal audit function. This includes the selection and evaluation of the independent auditors; the oversight of the Company's systems of internal accounting, internal controls, and financial controls; the review of the annual independent audit of the Company's financial statements; the establishment of "whistle-blowing" procedures; and the oversight of other compliance matters.

        Compensation Committee.    The Compensation Committee, consisting of David W. Bryan (Chairman), Christopher T. Jenny and Mary Ann Tocio, held seven (7) meetings during 2007. The Compensation Committee assists the Board in establishing compensation policies for the Board and the Company's executive officers, including determining and setting the compensation of the Chief Executive Officer and the other executive officers. The Compensation Committee also determines the number of options to be granted or shares of Common Stock to be issued to eligible persons under the Company's 2005 Stock Option and Incentive Plan (the "2005 Option Plan," together with the 1997 Stock Option and Incentive Plan, the "Option Plans"), prescribes the terms and provisions of each grant made under the Option Plans and administers and interprets the Option Plans.

        Governance and Nominating Committee.    The Governance and Nominating Committee, consisting of Thomas E. Bullock (Chairman) and Edward F. McCauley, held five (5) meetings during 2007. The Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board the director nominees for election at the annual meeting of stockholders, developing and recommending to the Board a set of corporate governance guidelines, and playing a general leadership role in Mac-Gray's corporate governance. As more fully described in its charter, the Governance and Nominating Committee reviews and reports to the Board on matters of corporate governance, identifies individuals qualified to become board members, and recommends individuals to the Board for nomination, election, or appointment as members of the Board and its committees. Other duties and responsibilities of the Governance Committee are to: review and make recommendations regarding the structure, size, composition, and operational procedures of the Board and its committees; review periodically the membership of each committee and make recommendations regarding assignments; evaluate the standards applied by the Board in determining director independence; identify emerging governance trends and issues; develop and recommend a set of Guidelines on Governance to meet the requirements of regulatory bodies; review and monitor Board compliance in areas of governance and make appropriate recommendations; assure that the Company is communicating relevant governance matters to management, employees, and others; and report annually to the Board regarding the performance and effectiveness of the Board and its committees, including a self-evaluation of the Governance and Nominating Committee. A copy of the Guidelines on Governance is available in the "Investor Relations" sections of the Company's website at www.macgray.com. The Guidelines are also available in print to any stockholder upon request.

  Policies Governing Director Nominations

        The Governance and Nominating Committee will consider for nomination to the Board candidates recommended by stockholders. Recommendations should be sent to the Secretary of the Company at Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451, who will then forward the recommendation to the Governance and Nominating Committee. In order to be considered for inclusion as a nominee for director at the Company's 2009 annual meeting of stockholders, a recommendation must be received no later than December 22, 2008. Recommendations must be in writing and must contain the information set forth in Article II, Section 3 of the Company's By-Laws and Section V.2. of the Governance and Nominating Committee charter. In particular, a stockholder's notice to the Secretary shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of the Company's capital stock which are beneficially owned by such person on the date of such stockholder notice, and (4) the consent of each nominee to serve as a director if elected. A stockholder's notice to the Secretary shall further set forth as to the stockholder giving such notice: (a) the name and address, as they appear on the Company's stock transfer books, of such stockholder and of the beneficial owners (if any) of the Company's capital stock registered in such stockholder's name and the name and address of other stockholders known by such stockholder to be supporting such nominee(s), (b) the class and number of shares of the Company's capital stock which are held of record, beneficially owned or represented by proxy by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee(s) on the record date for the annual meeting in question (if such date shall then have been made publicly available) and on the date of such stockholder's notice, and (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

        In evaluating director nominees, the Governance and Nominating Committee shall be guided by the following principles: a) each candidate should be an individual of the highest character and integrity, possessing business and financial acumen, demonstrated business ethics, and tenure and breadth of experience in a significant leadership capacity, b) each candidate should provide the desired mix of characteristics, qualifications, and diverse experiences, perspectives, and skills appropriate for a corporation such as the Company, c)each candidate's past or anticipated contributions to the Board and its committees should be clear, d) each candidate should have sufficient time to devote to the affairs of the Company, and e) each candidate should represent the interests of the stockholders as a whole. The Governance and Nominating Committee charter is available in the "Investor Relations" section of the Company's website at www.macgray.com. In addition to considering candidates suggested by stockholders, the Governance and Nominating Committee may consider potential candidates suggested by current directors, company officers, employees, search firms and others. The Governance and Nominating Committee screens all potential candidates in the same manner regardless of the source of the recommendation. The Governance and Nominating Committee determines whether the candidate meets the Company's qualifications and specific qualities and skills for directors, and determines whether requesting additional information or an initial screening interview is appropriate.

REPORT OF THE AUDIT COMMITTEE

        As more fully described in its charter, the Audit Committee is appointed by the Board to assist the Board in the general oversight and monitoring of management's and the independent auditor's execution and supervision of the Company's financial reporting process, the Company's procedures for compliance with legal and regulatory requirements, and the performance of the Company's internal audit function. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of both the Company's internal audit function and external independent auditor. To this end, the Audit Committee has retained the firm of Ernst & Young each year since 2003 to supplement the internal audit function at the Company.

        It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management has the primary responsibility for preparation of the financial statements. The Company's independent auditors are responsible for auditing those financial statements and expressing their opinion on whether the financial statements are fairly stated in all material respects in conformity with GAAP. In giving recommendations to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP and (ii) the report of the Company's independent auditors with respect to such financial statements.

        The Audit Committee has reviewed and discussed with management and with PricewaterhouseCoopers LLP ("PwC"), the Company's independent auditors, the Company's audited financial statements for the year ended December 31, 2007. The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from PwC the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with PwC its independence from the Company and its management. Further, the Audit Committee has considered whether PwC's provision of non-audit services to the Company is compatible with maintaining their independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

The Audit Committee,

    Jerry A. Schiller, Chairman
    Edward F. McCauley
    William F. Meagher, Jr.

Independent Auditor Fees

        The aggregate fees billed by PwC in 2007 and 2006 for professional services rendered for audit, audit-related, tax and all other services were:

Type of Fees	2007	2006
Audit Fees:	$874,591	$1,140,049
Audit-Related Fees:	0	0
Tax Fees:	55,550	0
All Other Fees:	0	0

Total:	$930,141	$1,140,049

        In the above table, in accordance with the definitions and rules of the SEC, "audit fees" are fees the Company incurred with PwC for professional services for the audits of the Company's annual financial statements and effectiveness of the Company's internal controls over financial reporting, review of financial statements included in the Company's quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. The "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. The "tax fees" are fees for tax compliance, tax advice and tax planning. The "all other fees" refers to fees for any services not included in any of the foregoing categories. During 2007 and 2006, PwC provided various audit, tax and other services to the Company. The Audit Committee has adopted policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services performed by PwC in order to assure that the provision of such services does not impair PwC's independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period, and the Audit Committee sets specific limits on the amount of each such service the Company obtains from PwC.

INFORMATION REGARDING EXECUTIVE OFFICERS

        The names and ages of all executive officers of the Company and the principal occupation and business experience during at least the last five years for each are set forth below.

Name	Age	Position
Stewart G. MacDonald, Jr.	58	Chairman and Chief Executive Officer
Michael J. Shea	58	Executive Vice President, Chief Financial Officer and Treasurer
Neil F. MacLellan, III	48	Executive Vice President, Sales
Todd O. Burger	54	Executive Vice President, Operations
Robert J. Tuttle	55	Executive Vice President, Technology and Information Systems
Linda A. Serafini	56	Vice President, General Counsel and Secretary
Philip Emma	51	Executive Vice President, Operations

        The biography of Mr. MacDonald is set forth above under the section entitled "Information Regarding Directors/Nominees".

        Michael J. Shea has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since November 1998. Mr. Shea served as Secretary of the Company from April 1999 until November 2006. Prior to joining Mac-Gray, Mr. Shea held senior positions in finance and accounting with various companies.

        Neil F. MacLellan, III has been with the Company since 1985 and has served as Executive Vice President, Sales since November 2006. From August 1998 to November 2006, Mr. MacLellan served as Executive Vice President, Sales and Chief Operating Officer. From March 1996 to August 1998, he served as Executive Vice President, Sales and Marketing.

        Todd O. Burger served as Executive Vice President of Operations from November 2006 until January 23, 2008. From 2002 until 2006, Mr. Burger served as President and Chief Executive Officer of Chameleon Network Inc., a management and technology consulting firm which he founded in 2001. Prior to 2001, Mr. Burger served for 18 years in several capacities at Arthur D. Little, LLP a Boston-based global management and technology consulting firm.

        Robert J. Tuttle has served as Executive Vice President, Technology and Information Systems since January 2008. He served as Chief Information Officer and Chief Technology Officer from July 2004 to January 2008 and has been with the Company since 2001. Prior to that, he held various management positions with Phillips Electronics, Oki Advanced Products and Arthur Blank & Company, Inc.

        Linda A. Serafini has served as Vice President and General Counsel since April 2006 and was elected Secretary of the Company in November 2006. Prior to joining Mac-Gray, Ms. Serafini was Assistant General Counsel at The Gillette Company for 20 years.

        Philip Emma has served as Executive Vice President, Operations since January 2008. He served as Vice President and General Manager of Product Sales from January 2005 to January 2008 and Vice President and General Manager, MicroFridge from August 2002 until January 2005. Prior to joining Mac-Gray, Mr. Emma was Vice President and General Manager at Coca-Cola Enterprises.

        Each of the executive officers holds his or her respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

        The Compensation Committee of the Board of Directors (the "Compensation Committee") has three members and met seven (7) times (seven (7) in-person meetings) in Fiscal 2007. The Compensation Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to the New York Stock Exchange rules set forth in Section 303A of the New York Stock Exchange Listed Company Manual. The members of the Compensation Committee are: David W. Bryan, Chairman, Christopher T. Jenny, and Mary Ann Tocio. The Board has adopted a charter for the Compensation Committee, which is available in the "Investor Relations" section of the Company's website at www.macgray.com. The charter is also available in print to any stockholder who requests it.

        The Compensation Committee's responsibilities, which are discussed in detail in its charter, include:

  •
  Executive Officer Compensation:  Reviewing the Company's compensation plans; counseling with the Company's Chief Executive Officer ("CEO") and independent consultants regarding different compensation approaches; periodically reviewing market data to assess the Company's competitive position for the components of its executive officer compensation by reviewing current compensation surveys; and administering and making recommendations to the Board regarding the adoption, amendment, rescission of, or other matters regarding all incentive compensation plans and equity-based plans.

  •
  Chief Executive Officer Compensation:  The Compensation Committee is responsible for reviewing and approving the annual corporate goals and objectives that may be relevant to the compensation of the CEO; annually evaluating the performance of the CEO in meeting those goals and objectives; and based on such evaluation, setting the CEO's compensation.

  •
  Named Executive Officer Compensation:  Reviewing and approving the compensation of the Company's named executive officers other than the CEO.

  •
  Board Compensation:  The Compensation Committee is further responsible for making recommendations, in consultation with the Governance and Nominating Committee, to the Board regarding the compensation of members of the Board, including awards under the Company's equity-based plans.

        The Compensation Committee presently makes all compensation decisions for the Company's executive officers (the "executive officers"), and together with the Governance and Nominating Committee, recommends compensation levels for the Company's directors.

        In 2007, the Compensation Committee engaged CFS Consulting Inc. ("CFS"), an independent New England based compensation consulting firm to conduct a review of its total compensation program for executive officers, and from time to time, to advise the Compensation Committee on other related compensation matters.

        The agenda for meetings of the Compensation Committee is determined by the Compensation Committee Chairman with input from other Compensation Committee members and members of management. The CEO regularly attends Compensation Committee meetings. When appropriate, the Compensation Committee also meets in executive session. The Compensation Committee's Chairman reports the Compensation Committee's actions and recommendations on executive officer compensation to the Board on an annual basis. The Compensation Committee's compensation consultant, the Company's Chief Financial Officer ("CFO"), the Company's Human Resources department and the Company's General Counsel support the Compensation Committee in its duties. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents, as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid to outside compensation consultants by the Company to ensure that the consultant maintains its objectivity and independence when rendering advice to the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is comprised entirely of independent directors. No member of the Compensation Committee has ever been an officer or employee of the Company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

EXECUTIVE OFFICER COMPENSATION

Overview of Compensation Program

        The Compensation Committee of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company's compensation philosophy. The Compensation Committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive.

        Throughout this Proxy Statement, the individuals who served as Chief Executive Officer and Chief Financial Officer during Fiscal 2007, as well as the other individuals included in the "Summary Compensation Table" are referred to as the named executive officers ("NEOs").

Compensation Philosophy and Objectives

        The Compensation Committee believes that the most effective executive officer compensation program is one that aligns executive officers' interests with those of the stockholders by rewarding executive officers for the Company's achievement of specific annual, long-term and strategic performance goals, with the long-term objective of increasing stockholder value.

        The five core principles of our executive officer compensation program include:

  •
  Pay-for-Performance:  The Compensation Committee uses compensation to clearly differentiate performance based on the Company's businesses and individual executive officers' results.

  •
  Pay competitively:  The Compensation Committee believes in positioning executive officer compensation at competitive levels necessary to attract and retain exceptional leadership talent. Performance and responsibility can result in an individual's total compensation that is higher or lower than our target market position. The Compensation Committee regularly utilizes the assistance of a consultant to provide information on current market practices, programs and compensation levels.

  •
  Short and long-term balance:  The Compensation Committee structures executive officer compensation programs to balance annual and long-term corporate objectives, including specific measures which focus on financial performance and operational objectives, with the goal of increasing stockholder value in the short- and long-term.

  •
  Ownership:  The Compensation Committee believes that using compensation to instill an ownership culture effectively aligns the interest of management and our stockholders. As such, the Compensation Committee designs equity based compensation, including performance-based restricted stock units and stock option awards, to provide incentives for our executive officers to enhance stockholder value.

  •
  Total compensation perspective:  The Compensation Committee views all components of pay—base salary, annual incentive, long-term incentives, benefits and perquisites—in total.

        To this end, the Compensation Committee reviews the executive officer compensation program annually to assess if the Company is able to attract and retain exceptionally talented executive officers and that our total compensation is linked to our ability to meet our annual financial and non-financial goals and to enhance stockholder value. The Compensation Committee conducted its Fiscal 2007 review of the executive officer compensation program with the assistance of CFS.

Setting Executive Officer Total Compensation

        Based on the foregoing objectives, the Compensation Committee has structured the Company's annual and long-term incentive-based cash and non-cash executive officer compensation to motivate executive officers to achieve the business goals set by the Company and reward the executive officers for achieving such goals. In furtherance of this, the Compensation Committee engaged CFS during 2006 and 2007 to conduct a review of the Company's total compensation program for the executive officers. CFS provided the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions for its executive officers.

        The Compensation Committee, with the assistance of CFS, developed an external market model of similarly situated companies from which to develop its executive total compensation comparisons for benchmark executive positions. The market model consisted of: Scope: companies with net revenues in a range of $200-700 Million; Form: independent, freestanding businesses; Type: companies representing either publicly-traded enterprises or privately-held businesses; Industry: for-profit companies engaged in the service industry (excluding financial services and utilities); Location: companies with operations across the United States. Market executive total compensation results were drawn from a combination of nationally recognized executive compensation surveys (Aspen Publishers, Towers Perrin and Watson Wyatt) and selected Massachusetts-based publicly-traded companies' proxies. All surveyed data was compiled using median or "going-rate" results from these sources. Composite total compensation results for each benchmark position were developed after considering all source data and trimming any errant data. The Compensation Committee sought to define the Company's target total compensation objective at the resulting market median level for comparable organizations. The Compensation Committee then looked at actual end-of-year Company and individual performance and made a determination as to how the actual executive total compensation should fall given the goals and achievements.

Role of Executive Officers in Compensation Decisions

        The Compensation Committee makes final compensation decisions for the NEOs taking into consideration the recommendations of the CEO, and approves recommendations regarding equity awards to all executives and other employees of the Company. The CEO annually reviews the performance of each member of the executive officer team, other than himself, whose performance is reviewed by the Governance and Nominating Committee as well as by the Compensation Committee. The CEO then presents his conclusions and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, to the Compensation Committee. The Compensation Committee then exercises its discretion in modifying any recommended adjustments or awards to executive officers.

Compensation Committee Activity

        The Compensation Committee recognizes the importance of maintaining sound principles for the development and administration of executive officer compensation and, to that end, took steps in 2006 and 2007 to enhance the Compensation Committee's ability to effectively carry out its responsibilities as well as to ensure that there are strong links between executive officer compensation and performance. Examples of actions taken by the Compensation Committee in 2007 include:

  •
  Approved a new executive officer compensation structure that positions the Company's levels of executive officer compensation more competitively with the marketplace in which the Company competes for talent;

  •
  Revised the annual incentive plan targets for the named executive officers;

  •
  Continued the phase-in of the Company's Long-Term Incentive Plan initiated in 2006, including review of the continued appropriateness of the defined "performance goal," analysis of prior performance under the Long-Term Incentive Plan, and setting a new value for the performance goal in 2008;

  •
  Revised the Board of Director's compensation levels in line with the competitive marketplace as reported and analyzed by CFS;

  •
  Held interim progress reviews against the Company's incentive plans;

  •
  Held executive sessions without Company management present when appropriate; and

  •
  Reviewed and approved 2007 base salary increases for the executive officers.

2007 Executive Officer Compensation Components

        For Fiscal 2007, the principal components of compensation for the NEOs were:

  •
  Base salary;

  •
  Performance-based annual incentive compensation; and

  •
  Long-term equity incentive compensation.

Base Salary

        The Company provides NEOs and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for NEOs are determined for each executive officer based on their position and responsibility and by using market data related to base salaries paid by organizations in the Company's peer group.

        During its review of base salaries for executive officers, the Compensation Committee primarily considers:

  •
  Competitive pay practices;

  •
  The performance of the executive officer including any change in the responsibilities assumed by the executive officer; and

  •
  The performance of the Company.

        Salary levels are considered annually as part of the Company's performance review process as well as upon a change in job responsibility. Executive officers' salary increases are based on the CEO's recommendation and, where possible, the Compensation Committee's assessment of the individual's performance.

        During its review of executive officer base salaries for 2005 and 2006, the Compensation Committee determined that the base salaries were significantly below market norms for comparable companies and, in response to such findings, the Compensation Committee approved increases during 2005, 2006 and 2007 to better align executive officer salaries with the market.

Performance-Based Annual Incentive Compensation

Short-term Incentive Compensation

        The Company maintains a Senior Executive Incentive Plan (the "Cash Plan") that provides for the payment of cash bonuses to executive officers when specified financial and individual objectives are achieved. Revenue, earnings, and other relevant performance objectives are set in alignment with the Company's annual business plan and longer-term expectations regarding Company performance. For 2007, for Messrs. MacDonald, Shea, MacLellan, Tuttle and Burger, financial goals, comprising 70% of the target bonus, were based on (i) consolidated revenue; (ii) consolidated earnings before interest, taxes, depreciation and amortization (EBITDA); (iii) internal growth in the Company's laundry facilities management business; (iv) certain key balance sheet ratios and (v) earnings per share. Individual factors comprise 30% of the target bonus and are specific to each NEO. The total bonus paid to an individual under the Cash Plan is the sum of the financial results that make up the individual's predetermined financial targets, plus an adjustment for the achievement of non-financial goals. For certain NEOs, the objectives may vary, depending on their individual responsibilities and objectives.

        In the first quarter of each year, the Compensation Committee sets minimum, target and maximum levels for each component of the Cash Plan. In making the annual determination of the minimum, target and maximum levels, the Compensation Committee may consider the specific circumstances facing the Company during the coming year. Payment of awards under the Cash Plan is based upon the achievement of the pre-established performance targets for the applicable year. NEOs do not receive any payment for the corporate financial objective portion of the Cash Plan award unless the Company achieves the minimum performance level.

        NEOs participating in the Cash Plan are eligible to receive the following:

  •
  Target awards equal to 65% of base salary for the CEO and 50% of base salary for Messrs. Shea, MacLellan, Tuttle and Burger determined by the success of reaching the targeted financial and personal objectives; and

  •
  Awards up to 97.5% of base salary for the CEO and 75% of base salary for Messrs. Shea, MacLellan, Tuttle and Burger determined by the extent to which targeted financial and personal objectives are exceeded.

        Upon completion of the applicable fiscal year, the Compensation Committee assesses the performance of the Company for each corporate financial objective of the Cash Plan comparing the actual fiscal year results to the pre-determined minimum, target and maximum levels for each objective, and an overall percentage amount for the achievement of corporate financial objectives is calculated.

        In each of the past three fiscal years, the Company has achieved performance in excess of the target level providing for a bonus payout. Generally, the Compensation Committee sets the minimum, target and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year.

        Awards made to NEOs under the Cash Plan in March 2008 for performance in 2007 are reflected in column (g) of the "Summary Compensation Table".

Discretionary Cash Bonuses

        In addition to amounts that may be earned by NEOs under the Cash Plan, the Compensation Committee approves discretionary cash bonuses to NEOs periodically based on several factors, including each officer's success in furthering the Company financial and strategic objectives. The Compensation Committee did not approve any discretionary cash bonuses in 2007 for the NEOs.

Long-Term Incentive Compensation

        The Company also maintains a Long-Term Incentive Plan (the "Equity Plan") which was adopted by the Compensation Committee in February, 2006 and amended in January, 2008, to address significant shortfalls in the Company's total compensation package due to the absence of a long-term incentive program. The Equity Plan encourages participants to focus on long-term Company performance and provides an opportunity for participating executives to increase their financial ownership in the Company through grants of restricted stock unit awards and stock options upon the achievement of certain pre-established performance goals, subject to certain time-based vesting restrictions based on continued employment.

        Under the Equity Plan, the Compensation Committee designates the executive officers and other key employees of the Company and its subsidiaries that are eligible to receive incentive awards under the Equity Plan, as well as sets the target award (expressed as a percentage of base salary) that each participant is entitled to receive upon achievement of the performance goals. The Equity Plan presently establishes a performance goal consisting of the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for a fiscal year, less the Company's interest expense and capital expenditures for such fiscal year.

        NEOs participating in the Equity Plan are eligible for awards equal to 100% of base salary for the CEO and 60% of base salary for Messrs. Shea, MacLellan, Tuttle and Burger. The value of the awards under the Equity Plan, if earned, are paid 50% in restricted stock units and 50% in stock options (except for the CEO, who has the right to receive all or any portion of the restricted stock units award in cash.)

        All stock options awarded under the Equity Plan have an exercise price equal to the closing price of the Company's Common Stock on the New York Stock Exchange as of the date of grant, and become exercisable over a three-year period, at the rate of 33 1/3 percent each year, subject to continued employment of the participant by the Company or a subsidiary. All restricted stock unit awards under the Equity Plan vest over a three-year period, at the rate of 33 1/3 percent each year, subject to both continued employment of the participant by the Company or a subsidiary and the Company meeting or exceeding the performance goal established by the Compensation Committee for the applicable fiscal year. All awards of restricted stock units and stock options under the Equity Plan are made under the Company's 2005 Stock Option and Incentive Plan (the "Option Plan").

Stock Option Program

        In addition to stock options awarded under the Equity Plan, the Compensation Committee also approves grants of stock options (based on the recommendation of the CEO) to executive officers and other employees of the Company from time to time under the Option Plan.

        Stock option award levels are determined based on market data, vary among participants based on their positions within the Company, and are granted at the Compensation Committee's regularly scheduled meetings. Newly hired executives who are eligible to receive options are generally awarded such options at the next regularly scheduled Compensation Committee meeting following their hire date. Stock options are currently held by 133 employees of the Company.

        The Compensation Committee believes that stock options are an important component of the Company's overall compensation program in that they:

  •
  Enhance the link between the creation of stockholder value and long-term executive officer incentive compensation;

  •
  Provide an opportunity for increased equity ownership by executives and other employees; and

  •
  Help the Company maintain competitive levels of total compensation.

        All stock options are awarded at the closing price of the Company's Common Stock on the New York Stock Exchange on the date of the grant.

        Stock options become exercisable at a rate of 33 1/3% per year over the first three years after grant, subject to continued employment. Vesting and exercise rights cease ninety days after termination of employment except in the case of death or disability when a one year exercise limitation applies. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Stock Ownership and Retention Guidelines

        The Company does not currently have stock ownership or retention guidelines in place for the CEO or other NEOs.

Retirement and Other Benefits

Retirement Plans

        Other than the qualified 401(k) Plan with a Company match that the Company makes available to all employees, the Company does not provide its executive officers with any other retirement benefits.

Perquisites and Other Personal Benefits

        The Company does not provide NEOs with meaningful perquisites and other personal benefits. Information regarding perquisites and other personal benefits that were paid to certain NEOs for Fiscal 2007 is provided under column (i) of the "Summary Compensation Table".

Tax and Accounting Implications

Deductibility of Executive Officer Compensation

        The Compensation Committee reviews and considers the deductibility of executive officer compensation under Section 162(m) of the Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under its incentive plans is fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

        Beginning on January 1, 2006, the Company began accounting for stock-based payments including its stock option grants and restricted stock unit grants in accordance with the requirements of FASB Statement 123(R).

Conclusion

        The Compensation Committee has reviewed all components of the CEO's and other NEOs compensation, including salary, incentive compensation, accumulated vested and unvested stock option and restricted stock units, the dollar value to the executive officer and cost to the Company of all perquisites and other personal benefits, and the potential payout obligations under change in control scenarios. The elements of the CEO's and NEOs compensation are described in the "Summary Compensation Table".

        Based on this review, the Compensation Committee finds the CEO's and each NEO's total compensation (including the potential payouts under change in control scenarios) in the aggregate to be reasonable.

        The Compensation Committee believes that the CEO's and each NEO's compensation are appropriate given the Company's performance in 2007.

        The bonuses that were paid on account of the Company's Fiscal 2007 financial performance were appropriately reflective of the Company's and the executive officer team's financial and non-financial performance in 2007.

        The long-term incentives that were awarded in Fiscal 2007 are reasonable in light of the market and the fact that the Company and the stockholders benefit from the executive officer team having an incentive to deliver increased stockholder value.

        Total compensation for the NEOs remains reasonably positioned versus the market and the strides made in 2007 in terms of increases to base salary and the implementation of the Equity Plan have improved the Company's competitive position.

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid or earned by each of the NEOs for Fiscal 2007. When setting total compensation for each of the NEOs, the Compensation Committee reviews the executive officer's total current compensation, including equity and non-equity based compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
a	b	c	d	e	f	g	h	i	j
Stewart G. MacDonald, Jr. Chairman and Chief Executive Officer	2007 2006	455,000 405,000	— 160,000	151,362 67,495	154,981 86,807	334,500 286,200	— —	— —	$ $	1,095,843 1,005,502
Michael J. Shea Executive Vice President, Chief Financial Officer, Treasurer	2007 2006	310,000 261,600	— 140,000	57,160 26,163	77,797 49,931	179,600 146,500	— —	15,208 15,977	$ $	639,765 640,171
Neil F. MacLellan, III Executive Vice President, Sales	2007 2006	257,000 247,200	— 100,000	50,422 24,720	71,592 48,485	140,800 133,000	— —	10,283 —	$ $	530,097 553,405
Robert J. Tuttle Executive Vice President, Technology and Information Systems	2007 2006	210,000 177,600	— 50,000	35,519 17,758	54,083 38,120	105,800 —	— —	— —	$ $	405,402 283,478
Todd O. Burger Executive Vice President, Operations	2007 2006	220,000 33,846	— —	21,994 —	65,558 6,900	88,900 —	— —	— —	$ $	396,452 40,746

(1)
Reflects discretionary cash bonus awards approved by the Compensation Committee in Fiscal 2007 for performance in 2006.

(2)
Reflects the dollar amounts recognized for financial statement reporting purposes for Fiscal 2006 and 2007, in accordance with FAS 123(R). The amounts include awards granted in, and prior to, Fiscal 2007. Assumptions used in the calculation of these amounts are included in footnotes 2 and 17 to the Company's audited financial statements for Fiscal 2007 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008.

(3)
Stock awards for 2006 have been restated in this Proxy Statement to reflect the amount expensed in 2006 in accordance with FAS 123(R), consistent with 2007 treatment. The Company's prior year Proxy Statement reflected the entire amount that will be expensed over the three year vesting period of the stock award.

(4)
Reflects the dollar amount recognized for financial statement reporting purposes for Fiscal 2006 and 2007, in accordance with FAS 123(R). The amounts include awards granted in, and prior to, Fiscal 2007. Assumptions used in the calculation of these amounts are included in footnotes 2 and 17 to the Company's audited financial statements for Fiscal 2007 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008.

(5)
Reflects compensation earned under the Cash Plan.

(6)
The following table provides the details for the "All Other Compensation" table.

Name	Year	Supplemental Life Insurance Premiums ($)	Supplemental Disability Insurance Premiums ($)	401K Match ($)	ESPP ($)(1)	Total ($)
Michael J. Shea	2007 2006	2,844 2,844	4,826 4,826	3,000 3,000	4,538 5,307	$ $	15,208 15,977
Neil F. MacLellan, III	2007 2006	1,529 —	1,184 —	3,000 —	4,570 —		$10,283 —

(1)
This column shows the amount recognized under FAS 123R for the shares purchased through the Company's Stock Purchase Plan, as calculated using the Black-Scholes model. For information on the valuation assumptions, please refer to footnotes 2 and 17 of the Company's financial statements in the Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 14, 2008.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock	All Other Awards: Number of Securities Underlying Options #(2)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
a	b	c	d	e	f	g	h	i	j	k		i
Stewart G. MacDonald, Jr.	1/1/2007 1/17/2007 1/17/2007	182,600 — —	295,800 — —	443,600 — —	— 9,512 —	— 19,023 —	— 19,023 —	— — —	— — 55,059	$	— — 11.96	$	— — 221,111
Michael J. Shea	1/1/2007 1/17/2007 1/17/2007	95,700 — —	155,000 — —	232,600 — —	— 3,888 —	— 7,776 —	— 7,776 —	— — —	— — 22,506	$	— — 11.96	$	— — 90,382
Neil F. MacLellan, III	1/1/2007 1/17/2007 1/17/2007	79,350 — —	128,500 — —	192,400 — —	— 3,224 —	— 6,447 —	— 6,447 —	— — —	— — 18,660	$	— — 11.96	$	— — 74,937
Robert J. Tuttle	1/1/2007 1/17/2007 1/17/2007	64,800 — —	105,000 — —	157,500 — —	— 2,228 —	— 4,455 —	— 4,455 —	— — —	— — 12,894	$	— — 11.96	$	— — 51,781
Todd O. Burger	1/1/2007 1/17/2007 1/17/2007	67,950 — —	110,000 — —	165,000 — —	— 2,759 —	— 5,517 —	— 5,517 —	— — —	— — 15,972	$	— — 11.96	$	— — 64,142

(1)
Represents threshold, target and maximum payout levels under the Cash Plan for 2007 performance. The actual award amount earned by each NEO in 2007 is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table above. Additional information regarding the design of the Cash Plan, including a description of the performance based conditions applicable to 2007 awards, is included in the Compensation Discussion and Analysis.

(2)
Represents threshold, target and maximum number of restricted shares of Common Stock that may be earned under the Equity Plan subject to the attainment of pre-established financial targets. Additional information regarding the equity awards issued under the Equity Plan is included in the Compensation Discussion and Analysis section of this Proxy Statement. Stock options awarded under the Equity Plan become exercisable over a three-year period, at a rate of 33 1/3 percent each year, subject to continued employment. Restricted stock units awarded under the Equity Plan vest over a three-year period, at a rate of 33 1/3 percent each year, subject to both continued employment and the Company meeting or exceeding the performance goals established by the Compensation Committee for the applicable fiscal year.

(3)
Represents the grant date fair value of the award determined in accordance with FAS 123R. Assumptions used in the calculation of these amounts are included in notes 2 and 17 to the Company's audited financial statements for Fiscal 2007 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards(1)						Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Equity Incentives Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/Sh)		Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights Not Vested ($)
	a	b	c	d	e		f	g	h	i	j
Stewart G. MacDonald, Jr.	3/1/1999 4/2/2001 4/2/2001 5/25/2005 4/1/2006 1/17/2007 4/1/2006 1/17/2007	50,000 39,200 60,000 13,333 12,543 — — —	— — — 6,667 25,086 55,059 — —	— — — — — — — —	$ $ $ $ $ $	8.50 3.70 3.70 8.60 11.86 12.96 — —	2/28/2009 4/1/2011 4/1/2011 5/24/2015 3/31/2016 1/16/2017 — —	— — — — — — — —	— — — — — — — —	— — — — — — 11,383 19,023	$ $	— — — — — — 128,169 214,199
Michael J. Shea	4/2/2001 12/31/2002 12/31/2002 5/25/2005 4/1/2006 1/17/2007 4/1/2006 1/17/2007	42,000 13,200 19,800 16,667 4,861 — — —	— — — 8,333 9,722 22,506 — —	— — — — — — — —	$ $ $ $ $ $	3.70 3.29 3.29 8.60 11.86 12.96 — —	4/1/2011 12/30/2012 12/30/2012 5/24/2015 3/31/2016 1/16/2017 — —	— — — — — — — —	— — — — — — — —	— — — — — — 4,411 7,776	$ $	— — — — — — 49,672 87,558
Neil F. MacLellan, III	4/2/2001 4/2/2001 12/31/2002 12/31/2002 5/25/2005 4/1/2006 1/17/2007 4/1/2006 1/17/2007	42,000 25,000 13,200 19,800 16,667 4,594 — — —	— — — — 8,333 9,188 18,660 — —	— — — — — — — — —	$ $ $ $ $ $ $	3.70 3.70 3.29 3.29 8.60 11.86 12.96 — —	4/1/2011 4/1/2011 12/30/2012 12/30/2012 5/24/2015 3/31/2016 1/16/2017 — —	— — — — — — — — —	— — — — — — — — —	— — — — — — — 4,169 6,447	$ $	— — — — — — — 46,939 72,593
Robert J. Tuttle	1/2/2002 12/31/2002 12/31/2002 5/31/2005 4/1/2006 1/17/2007 4/1/2006 1/17/2007	18,000 4,800 7,200 10,000 3,300 — — —	— — — 5,000 6,600 12,894 — —	— — — — — — — —	$ $ $ $ $ $	3.00 3.29 3.29 8.72 11.86 12.96 — —	1/1/2012 12/30/2012 12/30/2012 5/30/2015 3/31/2016 1/16/2017 — —	— — — — — — —	— — — — — — —	— — — — — 2,995 4,455	$ $	— — — — — 33,720 50,163
Todd O. Burger	11/7/2006 1/17/2007 1/17/2007	13,333 — —	26,667 15,972 —	— — —	$ $	10.70 12.96 —	11/6/2016 1/16/2017 —	— — —	— — —	— — 5,517	$	— — 62,121

(1)
Stock options awarded under the Equity Plan become exercisable over a three-year period, at a rate of 33 1/3 percent each year, subject to continued employment. Restricted stock units awarded under the Equity Plan vest over a three-year period, at a rate of 33 1/3 percent each year, subject to both continued employment and the Company meeting or exceeding the performance goals established by the Compensation Committee for the applicable fiscal year.

(2)
Reflects the target number of shares under the Company's Equity Plan.

Option Exercises and Stock Vested For Fiscal 2007

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise #	Value Realized on Exercise $(1)	Number of Shares Acquired on Vesting #	Value Realized on Vesting $(2)
Stewart G. MacDonald, Jr.	10,800	122,040	5,691	83,032
Michael J. Shea	—	—	2,206	32,186
Neil F. MacLellan, III	—	—	2,084	30,406
Robert J. Tuttle	—	—	1,497	21,841
Todd O. Burger	—	—	—	—

(1)
The value realized equals the difference between the option exercise price and the fair market value of the Company's Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(2)
The value realized equals the fair market value of the Company's Common Stock on the vesting date, multiplied by the number of shares that vested.

Pension Benefits

        The Company does not provide any pension benefits to its executive officers.

Nonqualified Deferred Compensation

        The Company does not have a Nonqualified Deferred Compensation Plan for its executive officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The Company has entered into Severance Agreements with each of Messrs. MacDonald, Shea, MacLellan, Burger and Tuttle which provide for severance payments in the event of termination of employment following a change in control of the Company. The terms of the Severance Agreements provide that if the executive officer's employment is terminated within twenty-four (24) months following a "change in control" (as defined in the Severance Agreement) of the Company (i) by the Company for any reason (other than termination by the Company for cause or by reason of death or disability) or (ii) by the executive officer for "good reason" (as defined in the Severance Agreement), then the executive officer will receive:

  •
  a lump sum severance payment equal to two (2) times (2.99 for the CEO) the sum of (i) the executive officer's average annual base salary over the three (3) fiscal years immediately prior to the terminating event (or the executive officer's annual base salary in effect immediately prior to the change in control, if higher) and (ii) the executive officer's average annual bonus over the three (3) fiscal years immediately prior to the change in control (or the executive officer's annual bonus for the last fiscal year immediately prior to the change in control, if higher);

  •
  continuation of certain benefits, including, without limitation, health, dental and life insurance on the same terms and conditions as though the executive officer had remained an active employee, for the 24-month (or 36-month for the CEO) severance period; and

  •
  payment by the Company of all reasonable legal and arbitration fees and expenses incurred by the executive officer in obtaining or enforcing any right or benefit provided by the Severance Agreement, except in cases involving frivolous or bad faith litigation.

        In addition to amounts that may become payable under the Severance Agreements in the event of a change in control of the Company, the terms of the Option Plan also provide that certain equity awards granted thereunder will become fully vested upon a change in control of the Company and that the Compensation Committee (in its capacity as administrator under the Option Plan) has the authority to accelerate vesting of all awards granted under the Option Plan, in its discretion.

        In March 2007, the Company adopted Employment Agreements with each of Messrs. MacDonald, Shea, MacLellan and Burger which set forth the terms and conditions of employment, including certain severance payments that may be payable by the Company if the executive officer's employment is terminated under certain circumstances. The Employment Agreements were each amended on March 3, 2008 to comply with amendments to Section 409A of the Internal Revenue Code of 1986, as amended, and to clarify the benefits payable upon a termination due to disability. The Employment Agreements provide that if the executive officer's employment is terminated by the Company without "cause" (as defined in the Employment Agreements) or by the executive officer for "good reason" (as defined in the Employment Agreements), the executive officer will receive:

  •
  continuation of his full base annual salary for 18 months following termination;

  •
  a one-time lump sum payment in an amount equal to his average annual bonus over the three (3) fiscal years immediately prior to termination (or the executive officer's annual bonus for the last fiscal year immediately prior to termination, if higher); and

  •
  continuation of certain benefits, including health, dental and life insurance for 18 months following termination.

        The Employment Agreements, as amended, provide that in the event of a termination of an executive officer's employment with the Company on account of disability, the executive officer will receive continuation of his full base annual salary for 18 months following termination and continuation of certain benefits, including health, dental and life insurance for 18 months following termination. The Employment Agreements also provide that in the event of a termination of an executive officer's employment with the Company without "cause" or by the executive with "good reason" that triggers severance payments under both the Employment Agreement and any Severance Agreement between the Company and the executive officer, the executive officer will receive the severance payments under the Severance Agreement instead of the severance payments under the Employment Agreement.

        In addition to the Employment Agreements with Messrs. MacDonald, Shea, MacLellan, and Burger, the Company also has an employment agreement with Mr. Tuttle, dated April 30, 2001, as amended on March 3, 2008, pursuant to which Mr. Tuttle receives continuation of his full base annual salary for six (6) months following termination of employment due to disability, termination without "cause" (as defined in the employment agreement) or termination for "good reason" (as defined in the employment agreement). In addition, Mr. Tuttle is entitled to a continuation of certain COBRA benefits for the severance period.

        The table below reflects the amount of compensation that would have been payable to the NEOs as of December 31, 2007 in the event of a termination under various scenarios had the amendments to the Employment Agreements adopted in March, 2008 been in place on December 31, 2007. These figures, however, are only estimates of the amounts that would have been payable to the executive officers upon their termination as of such time, and the actual amounts to be paid can only be determined at the time of such executive officer's separation from the Company.

Name	Cash Severance Payment(1)	Continuation of Medical/ Welfare Benefits	Acceleration of Equity Awards (unrecognized expense as of 12/31/07)(2)	Excise Tax Gross-Up(3)	Total Termination Benefits(4)
Stewart G. MacDonald, Jr.
• Termination upon Death	—	—	$247,649	—	$247,649
• Termination upon Disability	$682,500	$20,808	$247,649	—	$950,957
• Termination by Executive for Good Reason	$1,017,000	$20,808	—	—	$1,037,808
• Termination by Executive without Good Reason	—	—	—	—	—
• Termination by Company for Cause	—	—	—	—	—
• Termination by the Company without Cause	$1,017,000	$20,808	—	—	$1,037,808
• Termination after Change in Control ("CIC")	$2,360,605	$41,616	$247,649	—	$2,649,870
Michael J. Shea
• Termination upon Death	—	—	$105,044	—	$105,044
• Termination upon Disability	$465,000	$20,808	$105,044	—	$590,852
• Termination by Executive for Good Reason	$644,600	$20,808	—	—	$665,408
• Termination by Executive without Good Reason	—	—	—	—	—
• Termination by Company for Cause	—	—	—	—	—
• Termination by the Company without Cause	$644,600	$20,808	—	—	$665,408
• Termination after CIC	$979,200	$27,744	$105,044	—	$1,111,988
Neil F. MacLellan, III
• Termination upon Death	—	—	$92,489	—	$92,489
• Termination upon Disability	$385,500	$20,808	$92,489	—	$498,797
• Termination by Executive for Good Reason	$526,300	$20,808	—	—	$547,108
• Termination by Executive without Good Reason	—	—	—	—	—
• Termination by Company for Cause	—	—	—	—	—
• Termination by Company without Cause	$526,300	$20,808	—	—	$547,108
• Termination after CIC	$795,600	$27,744	$92,489	—	$915,833
Robert J. Tuttle
• Termination upon Death	—	—	$62,456	—	$62,456
• Termination upon Disability	$105,000	$6,504	$62,456	—	$173,960
• Termination by Executive for Good Reason	$105,000	$6,504	—	—	$111,504
• Termination by Executive without Good Reason	—	—	—	—	—
• Termination by Company for Cause	—	—	—	—	—
• Termination by Company without Cause	$105,000	$6,504	—	—	$111,504
• Termination after CIC	$644,200	$27,744	$62,456	—	$734,400
Todd O. Burger
• Termination upon Death	—	—	$129,402	—	$129,402
• Termination upon Disability	$330,000	$20,808	$129,402	—	$480,210
• Termination by Executive for Good Reason	$418,900	$20,808	—	—	$439,708
• Termination by Executive without Good Reason	—	—	—	—	—
• Termination by Company for Cause	—	—	—	—	—
• Termination by Company without Cause	$418,900	$20,808	—	—	$439,708
• Termination after CIC	$617,800	$27,744	$129,402	—	$774,946

(1)
Fiscal Year 2007 bonus awards were used to estimate the bonus component of cash severance.

(2)
Amounts include stock options and all other equity awards subject only to time-based vesting restrictions that are issued under the Option Plan, all of which vest in full upon a CIC. Amounts also include accelerated vesting of stock options which vest in full upon termination of employment due to death or disability. Amounts do not include shares of restricted stock units that have performance-based vesting restrictions; however, the Compensation Committee has the authority under the Option Plan to accelerate such awards in its discretion.

(3)
Excise tax gross-up payments are not provided by the Company.

(4)
The Severance Agreements provide that the total value of all CIC benefits may not exceed the maximum benefit that allows for a tax deduction for the Company under IRC Section 280G of the Internal Revenue Code of 1986, as amended.

DIRECTOR COMPENSATION

        The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on its Board. In setting director compensation, the Company considers the amount of time that directors spend fulfilling their duties to the Company as well as the skill-level required of members of the Board. Based on a review of the compensation paid to directors in similar sized organizations as analyzed by CFS, as well as other considerations, the compensation payable to directors serving on the Board was increased effective July 1, 2007. The changes are discussed in detail in the sections below.

        The new director compensation program is designed to deliver annual director compensation at approximately the median of companies of similar size to the Company.

        The components of the Company's director compensation program prior to the adoption of the new program in July 2007 were as follows:

  •
  Upon their initial appointment to the board of directors, non-employee directors received an option to purchase 5,000 shares of Common Stock, and annually, on the fifth business day after the Company's annual stockholder meeting, each director received an option to purchase 10,000 shares of Common Stock. All such options granted to non-employee directors are fully exercisable upon grant at an exercise price equal to the closing price of the Company's Common Stock on the date of the grant and terminate upon the tenth anniversary of the date of grant.

  •
  For service on the board of directors, each non-employee director received an annual retainer of $24,000, a $1,600 meeting fee for each in-person meeting attended, a $500 fee for each telephonic meeting attended, and an annual stock-based option grant for 10,000 shares of Common Stock (see above). Sixty percent (60%) of the annual retainer is paid in shares of Common Stock and the balance, at the discretion of the director, is paid in cash, shares of the Company's Common Stock or any combination thereof.

  •
  Each member of the Audit Committee was entitled to receive a per committee in-person meeting fee of $1,350 and a $250 fee for each telephonic meeting attended. Each member of the Compensation and the Governance and Nominating Committees was entitled to receive a per committee in-person meeting fee of $1,100 and a $250 fee for each telephonic meeting attended.

  •
  In addition, the chairman of the Audit Committee was entitled to receive an annual fee of $7,000, and the chairmen of the Compensation and the Governance and Nominating Committees were entitled to receive an annual fee of $5,000.

        The terms of the new director compensation program that became effective on July 1, 2007 are as follows:

  •
  Upon their initial appointment to the Board of Directors, non-employee directors will continue to receive an option to purchase 5,000 shares of Common Stock. The annual grant of an option to purchase Common Stock remains at 10,000 shares. The other terms of these grants remain unchanged.

  •
  For service on the Board of Directors, each non-employee director receives an annual retainer of $25,000, a $1,600 meeting fee for each in-person meeting attended, a $500 fee for each telephonic meeting and an annual option grant equal in value to $56,000. Fifty percent (50%) of the annual retainer is paid in shares of Common Stock and the balance, at the discretion of the director, is paid in cash, shares of the Company's Common Stock or any combination thereof.

  •
  Each member of the Audit Committee is entitled to receive a fee of $1,350 per in-person meeting and a $250 fee for each telephonic meeting attended. Each member of the

    Compensation and Governance and Nominating Committees is entitled to receive a fee of $1,100 per in-person meeting and a $250 fee for each telephonic meeting attended.

  •
  In addition, the chairman of the Audit Committee is entitled to receive an annual fee of $7,000, and the chairmen of the Compensation and the Governance and Nominating Committees are entitled to receive an annual fee of $5,000, respectively.

Director Summary Compensation Table

        The table below summarizes the compensation paid by the Company to non-employee directors for Fiscal 2007.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
a	b	c	d	e	f	g	h
David W. Bryan(4)	$33,750	$13,450	$56,205	—	—	—	$103,405
Thomas E. Bullock(5)	$31,200	$13,450	$56,205	—	—	—	$100,855
Christopher T. Jenny(6)	$28,750	$13,450	$56,205	—	—	—	$98,405
Edward F. McCauley(7)	$32,100	$13,450	$56,205	—	—	—	$101,755
Jerry A. Schiller(8)	$35,300	$13,450	$19,082	—	—	—	$67,832
Mary Ann Tocio(9)	$28,750	$13,450	$56,205	—	—	—	$98,405
William F. Meagher, Jr.(10)	$17,450	$6,250	$24,669	—	—	—	$48,369

(1)
Stewart MacDonald, the Company's Chairman and Chief Executive Officer, is not included in this table as he is an employee of the Company and, thus, receives no compensation for his service as a director. The compensation for Mr. MacDonald in his capacity as CEO of the Company is shown in the "Summary Compensation Table".

(2)
These amounts reflect the dollar amount recognized for financial statement reporting purposes for Fiscal 2007, in accordance with FAS 123(R) for stock awards and thus may include amounts from awards granted in, and prior to, 2007. Assumptions used in the calculation of these amounts are included in footnotes 2 and 17 to the Company's audited financial statements for Fiscal 2007 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008.

(3)
These amounts reflect the dollar amount recognized for financial statement reporting purposes for Fiscal 2007, in accordance with FAS 123(R) for stock option awards and thus may include amounts from awards granted in, and prior to, 2007. Assumptions used in the calculation of these amounts are included in footnotes 2 and 17 to the Company's audited financial statements for Fiscal 2007 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008.

(4)
Mr. Bryan served as a Board member and as Chair of the Compensation Committee in 2007.

(5)
Mr. Bullock served as a Board member, as a member of the Audit Committee and as the Chair of the Governance and Nominating Committee in 2007.

(6)
Mr. Jenny served as a Board member and as a member of the Compensation Committee in 2007.

(7)
Mr. McCauley served as a Board member and as a member of both the Audit Committee and the Governance and Nominating Committee in 2007.

(8)
Mr. Schiller served as a Board member and as Chair of the Audit Committee in 2007.

(9)
Ms. Tocio served as a Board member and a member of the Compensation Committee in 2007.

(10)
Mr. Meagher was elected to the Board in May 2007 and served as a Board Member and a member of the Audit Committee.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

  David W. Bryan, Chairman
  Christopher T. Jenny
  Mary Ann Tocio

Certain Relationships and Related Transactions

        Pursuant to a Stockholders' Agreement by and among the Company and certain of its stockholders dated June 26, 1997 (the "Stockholders' Agreement"), (i) each of Mr. Stewart G. MacDonald, Jr. ("Mr. S. MacDonald"), Ms. Sandra E. MacDonald ("Ms. S. MacDonald"), Mr. Daniel W. MacDonald ("Mr. D. MacDonald," and collectively, the "MacDonalds") (and any assignees or trusts created by them or under which they are beneficiaries) received "piggy-back" and demand registration rights, (ii) each of the MacDonalds granted to and received rights of first offer to purchase shares of the Company's Common Stock offered for sale by another stockholder who is a party thereto and (iii) the MacDonalds granted to the Company rights of second offer to purchase such shares.

        In 1977, Mac-Gray Co. entered into an arrangement with the Company's co-founder and then Chief Executive Officer that provided his wife, Ms. Evelyn C. MacDonald ("Ms. E. MacDonald"), with an annual payment following his death. The Company, through its subsidiary, Mac-Gray Services, Inc., pays Ms. E. MacDonald, the mother of Mr. S. MacDonald, the Company's Chairman and Chief Executive Officer, a fixed amount of $104,000 per year pursuant to this arrangement, which is not evidenced by a comprehensive written agreement, and will continue to make such payments for the remainder of Ms. E. MacDonald's life.

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PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 31, 2008 by (i) each person known by the Company to own beneficially five (5%) percent or more of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, the Chief Executive Officer and each of the executive officers, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Company's Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned
Stewart G. MacDonald, Jr.(3)(4)(5)	2,070,996	15.53%
Sandra E. MacDonald(3)(4)(6)	1,299,389	9.74%
Daniel W. MacDonald(3)(4)(7)	1,147,700	8.61%
Peter C. Bennett, R. Robert Woodburn, Jr.(3)(4)(8)	1,470,569	11.03%
Cynthia V. Doggett(3)(9)	2,070,996	15.53%
Richard G. MacDonald(3)(10)	1,299,389	9.74%
Gilbert M. Roddy, Jr.(3)(11)	378,311	2.83%
Dimensional Fund Advisors LP(12)	1,116,474	8.37%
River Road Asset Management, LLC(13).	1,879,334	14.09%
Fairview Capital Investment Management, LLC(14)	682,440	5.11%
Polaris Capital Management, Inc.(15)	1,487,268	11.15%
David W. Bryan(16)	32,752	*
Edward F. McCauley(16)	32,752	*
Jerry A. Schiller(16)	51,558	*
Thomas E. Bullock(16)	56,053	*
Christopher T. Jenny(16)	23,024	*
Mary Ann Tocio(16)	16,270	*
William F. Meagher, Jr.(16)	5730	*
Neil F. MacLellan, III(16)	155,083	1.16%
Michael J. Shea(16)	140,392	1.05%
Todd O. Burger(16)	18,657	*
Robert J. Tuttle(16)	59,888	*
Linda A. Serafini(16)	15,185	*
Philip Emma(16)	39,719	*
All executive officers and directors as a group (14 persons)(17)	2,718,059	20.39%

*
less than 1%

(1)
Unless otherwise indicated by footnote, the mailing address for each stockholder and director is c/o Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number and percentage of shares of the Company's Common Stock beneficially owned by a person, shares of the Company's Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of March 31, 2008 are deemed outstanding, but are not deemed to be outstanding for purposes of computing the percentage for any other person. As of March 31, 2008, a total of 13,329,306 shares of the Company's Common Stock were issued and outstanding.

(3)
The Company and certain stockholders of the Company, including: Stewart G. MacDonald, Jr., Sandra E. MacDonald, Daniel W. MacDonald, The Evelyn C. MacDonald Family Trust f/b/o Stewart G. MacDonald, Jr., The Evelyn C. MacDonald Family Trust f/b/o Sandra E. MacDonald, The Evelyn C. MacDonald Family Trust f/b/o of Daniel W. MacDonald (each of these sub-trusts under the The Evelyn C. MacDonald Family Trust is referred to herein as a "Sub-Trust," and collectively, the "Sub-Trusts"), The Stewart G. MacDonald, Jr. 1984 Trust (the "SGM Trust"), The Daniel W. MacDonald Revocable Living Trust, the New Century Trust, the Richard G. MacDonald 2004 GST Non-Exempt Irrevocable Trust dated April 23, 2004 (the "RGM Non-Exempt Trust"), the Richard G. MacDonald 2004 GST Exempt Irrevocable Trust dated April 23, 2004 (the "RGM Exempt Trust"), The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, The Whitney E. MacDonald Gift Trust, The Jonathan S. MacDonald Gift Trust, The Robert C. MacDonald Gift Trust, Cynthia V. Doggett and certain other holders (who hold in the aggregate a de minimis fraction of the issued and outstanding Common Stock of the Company) are parties to a Stockholders' Agreement dated June 26, 1997 (the "Stockholders' Agreement"). The Stockholders' Agreement gives the parties thereto rights of first offer to purchase shares offered for sale by another stockholder who is a party thereto, as well as providing the Company with rights of second offer to purchase such shares. As a result of the Stockholders' Agreement, each of the parties thereto may be deemed to beneficially own all of the shares of the Company's Common Stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned.

(4)
A total of 1,470,569 shares are held in trust pursuant to The Evelyn C. MacDonald Family Trusts (the "ECM Trust"), the grantor of which is Ms. E. MacDonald. The independent trustees (the "Independent Trustees") of the ECM Trust are Peter C. Bennett ("Mr. Bennett") and R. Robert Woodburn, Jr. ("Mr. Woodburn"). In addition, each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald are trustees of the individual Sub-Trust under the ECM Trust of which such individual is a beneficiary. Of the 1,470,569 shares held by the ECM Trust, 566,667 shares are held in a Sub-Trust for the benefit of Mr. S. MacDonald, 337,235 shares are held in a Sub-Trust for the benefit of Ms. S. MacDonald, and 566,667 shares are held in a Sub-Trust for the benefit of Mr. D. MacDonald. The Independent Trustees have voting power over the shares held by the ECM Trust and the Sub-Trusts, and may be deemed to have beneficial ownership of such shares. The three trustees of each Sub-Trust (including each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald as to their own respective Sub-Trust) generally have the shared power to dispose of the shares attributed to such Sub-Trust and, therefore, may be deemed to have beneficial ownership of the shares held by such Sub-Trust.

(5)
Includes (i) 626,608 shares held by the SGM Trust, of which Mr. S. MacDonald serves as co-trustee and is sole beneficiary, (ii) 378,311 shares held by the New Century Trust, of which Mr. S. MacDonald is the grantor, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, of which Mr. S. MacDonald serves as co-trustee and is the beneficiary, (iv) 138,334 shares held by the wife of Mr. S. MacDonald, (v) 139,632 shares held by the minor children of Mr. S. MacDonald, (vi) 21,348 shares held by Mr. S. MacDonald directly and (vii) 200,096 shares issuable upon exercise of currently exercisable stock options held by Mr. S. MacDonald. Mr. S. MacDonald may replace the shares held by the New Century Trust at any time with property of equivalent value and, therefore, may be deemed to beneficially own all such shares. Mr. S. MacDonald disclaims beneficial ownership of the shares described in (ii), (iv) and (v) of this footnote

(6)
Includes (i) 103,965 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 103,965 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 103,965 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 17,950 shares held by The Whitney E. MacDonald

  Gift Trust, (v) 17,950 shares held by The Jonathan S. MacDonald Gift Trust, (vi) 17,950 shares held by The Robert C. MacDonald Gift Trust, (vii) 337,235 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, of which Ms. S. MacDonald serves as co-trustee and is the beneficiary, (viii) 86,725 shares held by the RGM Non-Exempt Trust, of which Richard G. MacDonald is the settlor with the right to replace shares at any time with property of equal value, (ix) 203,611 shares held by the RGM Exempt Trust, of which Richard G. MacDonald is the settlor with the right to replace shares at any time with property of equal value, and (x) 306,073 shares held by Ms. S. MacDonald directly. Richard G. MacDonald ("Mr. R. MacDonald") is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, the RGM Non-Exempt Trust and the RGM Exempt Trust) and may be deemed to beneficially own all of such shares. The shares held by each of The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997 and The Robert C. MacDonald GST Trust-1997 (collectively, the "GST Trusts") and The Robert C. MacDonald Gift Trust, The Whitney E. MacDonald Gift Trust and The Jonathan S. MacDonald Gift Trust (collectively, the "Gift Trusts") may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Ms. S. MacDonald disclaims beneficial ownership of the shares held by the GST Trusts and the Gift Trusts.

(7)
Includes (i) 566,667 shares held by the ECM Trust for the benefit of Daniel W. MacDonald, of which Mr. D. MacDonald serves as co-trustee and is the beneficiary, and (ii) 581,033 shares held by The Daniel W. MacDonald Revocable Living Trust, of which Mr. D. MacDonald serves as the sole trustee.

(8)
Includes 1,470,569 shares held by the ECM Trust for which Mr. Bennett and Mr. Woodburn serve as co-trustees and share voting and dispositive power. Mr. Bennett and Mr. Woodburn disclaim beneficial ownership of the shares held by the ECM Trust. Mr. Bennett's mailing address is 111 Cushing Street, Hingham, Massachusetts 02043. Mr. Woodburn's mailing address is c/o Edwards & Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, MA 02199.

(9)
Includes (i) 626,608 shares held by the SGM Trust, of which Ms. Doggett serves as co-trustee with her husband, Mr. S. MacDonald, who is also sole beneficiary, (ii) 378,311 shares held by the New Century Trust, of which Ms. Doggett serves as co-trustee, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, who serves as co-trustee and is the beneficiary, (iv) 138,334 shares held by Ms. Doggett directly, (v) 139,632 shares held by Ms. Doggett's minor children, (vi) 21,348 shares held by Ms. Doggett's husband (Mr. S. MacDonald), and (vii) 200.096 shares issuable upon exercise of currently exercisable stock options held by Ms. Doggett's husband (Mr. S. MacDonald). The shares held in the New Century Trust may be replaced at any time by the grantor, Mr. S. MacDonald, with property of equivalent value. The SGM Trust is revocable by the grantor, Mr. S. MacDonald. Ms. Doggett disclaims beneficial ownership of all of the shares described in this footnote except for the shares she holds directly.

(10)
Includes (i) 103,965 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 103,965 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 103,965 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 17,950 shares held by The Whitney E. MacDonald Gift Trust, (v) 17,950 shares held by The Jonathan S. MacDonald Gift Trust, (vi) 17,950 shares held by The Robert C. MacDonald Gift Trust, (vii) 337,235 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, the wife of Mr. R. MacDonald, and of which Mr. R. MacDonald's wife serves as co-trustee, (viii) 86,725 shares held by the RGM Non-Exempt Trust, of which Mr. R. MacDonald is the settlor with the right to replace shares at any time with property of equal value, (ix) 203,611 shares held by the RGM Exempt Trust, of which Mr. R. MacDonald is the settlor with the right to replace shares at any time with property of equal value, and (x) 306,073 shares held directly by Mr. R. MacDonald's wife (Ms. S. MacDonald). The shares held by each of the GST and Gift Trusts may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Mr. R. MacDonald is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, the RGM Non-Exempt Trust and the RGM Exempt Trust) and may be deemed to beneficially own all of the shares held by such trusts. Mr. R. MacDonald disclaims beneficial ownership of all of the shares described in this footnote.

(11)
All shares are held by the New Century Trust, of which Mr. Roddy serves as co-trustee. The shares held by the New Century Trust may be replaced at any time by Mr. S. MacDonald, the grantor, with property of equivalent value. Mr. Roddy disclaims beneficial ownership of all shares held by the New Century Trust. Mr. Roddy's mailing address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, Massachusetts 02110.

(12)
Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2008 by Dimensional Fund Advisors LP ("Dimensional"). Dimensional, located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Funds"). In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities reported herein that are owned by the Funds. All securities reported herein are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(13)
Information is based on a Schedule 13D filed with the Securities and Exchange Commission on January 11, 2008 by River Road Asset Management, LLC ("River Road"). River Road, located at 462 S. 4th St., Suite 1600, Louisville, KY 40202, is an investment advisor in accordance with Section 240.13d-1(b)(1)(ii)(E) of the Investment Advisors Act of 1940.

(14)
Information is based on a Schedule 13D filed with the Securities and Exchange Commission on December 27, 2007 by Fairview Capital Investment Management, LLC ("Fairview"). Fairview, located at 300 Drakes Landing Road, Suite 250, Greenbrae, CA 94904, is an investment advisor in accordance with Section 240.13d-1(b)(1)(ii)(E) of the Investment Advisors Act of 1940 and disclaims beneficial ownership of the securities except to the extent of its pecuniary interest therein.

(15)
Information is based on a Schedule 13G filed with the Securities and Exchange Commission on October 26, 2007 by Polaris Capital Management, Inc. ("Polaris"). Polaris, located at 125 Summer Street, Suite 1470, Boston, Massachusetts 02110, is an investment company registered under Section 8 of the Investment Company Act of 1940.

(16)
Includes shares issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 31, 2008 as follows: Mr. Bryan 28,500 shares; Mr. McCauley 28,500 shares; Mr. Schiller 33,500 shares; Mr. Bullock 31,500 shares; Mr. Jenny 22,500 shares; Ms. Tocio 15,000 shares; Mr. Meagher 5,000 shares; Mr. MacLellan 140,408 shares; Mr. Shea 117,224 shares; Mr. Tuttle 50,898 shares; Ms. Serafini 12,714 shares; Mr. Emma 36,421 shares and Mr. Burger 18,657 shares.

(17)
Includes 740,918 shares issuable upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 2008.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        The Company's executive officers, directors and beneficial owners of more than ten percent (10%) of its Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the Company. Based on a review of the copies of reports furnished to the Company, and written representations that no other reports were required, the Company believes that during Fiscal 2007 all directors, officers or beneficial owners of greater than ten percent (10%) of the Company's Common Stock filed on a timely basis all reports required by Section 16(a), except for the Form 4 filings for Sandra E. MacDonald filed on March 28, 2007 and November 13, 2007 and the Form 4 filing for Christopher Jenny filed on August 13, 2007, all of which were filed late.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses. All costs incurred with respect to the Annual Meeting will be borne by the Company.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for presentation at the 2009 annual meeting must be received by the Company on or before December 22, 2008 to be eligible for inclusion in the Company's proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any such proposal should be mailed to: Secretary, Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451.

        Any stockholder proposals (including recommendations of nominees for election to the Board) intended to be presented at the Company's 2009 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no later than March 8, 2009, nor prior to January 22, 2009, together with all supporting documentation required by the Company's By-Laws. Proxies solicited by the Board will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

INDEPENDENT ACCOUNTANTS

        The firm of PricewaterhouseCoopers LLP served as the Company's independent public accountants for Fiscal 2007. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

OTHER MATTERS

        The Board does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY CARD.

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Appendix A

MAC-GRAY CORPORATION

2001 EMPLOYEE STOCK PURCHASE PLAN
(Amended and Restated March 2008)

        The purpose of the Mac-Gray Corporation 2001 Employee Stock Purchase Plan ("the Plan") is to provide eligible employees of Mac-Gray Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Five Hundred Thousand (500,000) shares of Common Stock in the aggregate have been approved and reserved for this purpose. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be interpreted in accordance with that intent.

        1.    ADMINISTRATION.    The Plan will be administered by the person or persons (the "Administrator") appointed by the Company's Board of Directors (the "Board") for such purpose. The Administrator has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

        2.    OFFERINGS.    The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan ("Offerings"). Unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each January 1 and July 1 and will end on the last business day occurring on or before the following June 30 and December 31, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed 27 months in duration or overlap any other Offering.

        3.    ELIGIBILITY.    All employees of the Company (including employees who are also directors of the Company) and all employees of each Designated Subsidiary (as defined in Section 12) are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the "Offering Date") they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for five months or more a year.

        4.    PARTICIPATION.    An employee eligible on any Offering Date may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least 15 business days before the Offering Date (or by such other deadline as shall be established for the Offering). The form will (a) state a whole percentage to be deducted from his Compensation (as defined in Section 12) per pay period, (b) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for him are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived his right to participate. Unless an employee files a new enrollment form or withdraws from the Plan, his deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided he remains eligible. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

        5.    EMPLOYEE CONTRIBUTIONS.    Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of fifteen percent (15%) of his Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each participating employee for each Offering. No interest will accrue or be paid on payroll deductions.

        6.    DEDUCTION CHANGES.    Except as may be determined by the Administrator in advance of an Offering, an employee may discontinue his participation in the Plan as provided in Section 7, or, on one occasion only during an Offering Period, may decrease, but may not increase, the rate of his payroll deduction during the Offering Period (subject to the limitations of Section 5) by filing a new enrollment form. The change in rate shall be effective at the earliest practicable time, as determined by the Administrator, but not before the first pay period after making the change. The Administrator may, in advance of any Offering, establish additional rules permitting an employee to increase, decrease or terminate his payroll deduction during an Offering.

        7.    WITHDRAWAL.    An employee may withdraw from participation in the Plan by delivering a written notice of withdrawal to his appropriate payroll location. The employee's withdrawal will be effective as of the next business day. Following an employee's withdrawal, the Company will promptly refund to him his entire account balance under the Plan (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.

        8.    GRANT OF OPTIONS.    On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last day of such Offering (the "Exercise Date"), at the Option Price hereinafter provided for, (a) a number of shares of Common Stock determined by dividing such employee's accumulated payroll deductions on such Exercise Date by the lower of (i) 85% of the Fair Market Value of the Common Stock on the Offering Date, or (ii) 85% of the Fair Market Value of the Common Stock on the Exercise Date, or (b) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. The purchase price for each share purchased under each Option (the "Option Price") will be 85% of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

        Notwithstanding the foregoing, no employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 12). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. In addition, no employee may be granted an Option which permits his rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

        9.    EXERCISE OF OPTION AND PURCHASE OF SHARES.    Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in an employee's account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in an employee's account at the end of an Offering will be refunded to the employee promptly.

        10.    ISSUANCE OF CERTIFICATES.    Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, or their, nominee for such purpose.

        11.    REPURCHASE OPTION.    In the event that an employee (or a former employee) desires to sell or otherwise transfer the shares of Common Stock purchased under the Plan within six months of the Exercise Date on which such shares were purchased (the "Locked-Up Shares"), the employee (or former employee) shall give written notice to the Company of the employee's (or former employee's) intention to make such sale or transfer. At any time within 10 days after the receipt of such notice by the Company, the Company may elect to repurchase the Locked-Up Shares for a price per share equal to the lesser of (i) the purchase price per share paid by the employee (or former employee) for the Locked-Up Shares under the Plan, or (ii) the Fair Market Value of the Common Stock on the date of such repurchase. In the event the Company or its assigns do not elect to exercise such repurchase right within such 10 day period, the employee (or former employee) may sell or transfer the Locked-Up Shares.

        12.    DEFINITIONS.

        The term "Compensation" means the amount of total cash compensation, prior to salary reduction pursuant to either Section 125 or 401(k) of the Code, but excluding allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

        The term "Designated Subsidiary" means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders.

        The term "Disability" means termination of employment under circumstances where the participating employee qualifies for and receives payments under a long-term disability pay plan maintained by the Company or a Designated Subsidiary or as required by or available under applicable local law.

        The term "Fair Market Value of the Common Stock" on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ Stock Market, Inc. or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        The term "Parent" means a "parent corporation" with respect to the Company, as defined in Section 424(e) of the Code.

        The term "Retirement" means a participating employee's termination of employment after attainment of the age and/or service requirements to qualify for early or normal retirement under the Company's qualified retirement plan.

        The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, as defined in Section 424(f) of the Code.

        13.    RIGHTS ON TERMINATION OF EMPLOYMENT.    If a participating employee's employment terminates because of his death, Disability or Retirement, such participating employee's accumulated payroll deductions through the date of such termination of employment, unless otherwise withdrawn from the Plan pursuant to Section 7, shall remain in his account and shall be used to exercise his Option on the next Exercise Date in accordance with Section 9. If a participating employee's employment terminates before the Exercise Date for any Offering for any reason other than his death, Disability or Retirement, no payroll deduction will be taken from any pay due and owing to the employee and the balance in his account will be paid to him or, in the case of his death, to his designated beneficiary as if he had withdrawn from the Plan under Section 7.

        An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment, for this purpose, if the employee is on an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

        Notwithstanding anything in this Plan to the contrary and except to the extent permitted under Section 423(a) of the Code, a participating employee's Option shall not be exercisable more than three months after the participating employee's employment terminates because of his Retirement.

        14.    SPECIAL RULES.    Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Such special rules may include (by way of example, but not by way of limitation) the establishment of a method for employees of a given Designated Subsidiary to fund the purchase of shares other than by payroll deduction, if the payroll deduction method is prohibited by local law or is otherwise impracticable. Any special rules established pursuant to this Section 14 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other participants in the Plan.

        15.    OPTIONEES NOT STOCKHOLDERS.    Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him.

        16.    RIGHTS NOT TRANSFERABLE.    Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

        17.    APPLICATION OF FUNDS.    All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

        18.    ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK.    In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for the Plan, and the share limitation set forth in Section 8, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Administrator. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Administrator to give proper effect to such event.

        19.    AMENDMENT OF THE PLAN.    The Board may at any time, and from time to time, amend the Plan in any respect, except that without the approval, within 12 months of such Board action, by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an "employee stock purchase plan" under Section 423(b) of the Code.

        20.    INSUFFICIENT SHARES.    If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Common Stock on such Exercise Date.

        21.    TERMINATION OF THE PLAN.    The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of participating employees shall be promptly refunded.

        22.    GOVERNMENTAL REGULATIONS.    The Company's obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

        The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

        23.    ISSUANCE OF SHARES.    Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

        24.    TAX WITHHOLDING.    Participation in the Plan is subject to any minimum required tax withholding on income of the participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including shares issuable under the Plan.

        25.    NOTIFICATION UPON SALE OF SHARES.    Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

        26.    EFFECTIVE DATE AND APPROVAL OF SHAREHOLDERS.    The amended and restated Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.

MAC-GRAY CORPORATION
By:
	Name:	Stewart Gray MacDonald
	Title:	Chief Executive Officer

Originally Adopted by Board of Directors: April 10, 2001

Originally Adopted by Shareholders: At the May 23, 2001 Annual Meeting of Stockholders

Amendment and Restatement approved by the Board of Directors: March 5, 2008

Amendment and Restatement approved by the Shareholders: Proposed at the 2008 Annual Meeting of Stockholders

ANNUAL MEETING OF STOCKHOLDERS OF

MAC-GRAY CORPORATION

May 22, 2008

PROOF # 1

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:			3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment(s) thereof.
☐	FOR ALL NOMINEES	NOMINEES:
		☐	Thomas E. Bullock
		☐	William F. Meagher, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.
	INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •
2.	Proposal to Amend and Restate the 2001 Employee Stock Purchase Plan as described in the Proxy Statement. The Board of Directors recommends a vote "FOR" the proposal.
☐	FOR
☐	AGAINST
☐	ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROOF # 1

MAC-GRAY CORPORATION

Please take note of the important information pertaining to the Company and the election of its directors enclosed with this Proxy Ballot. Please take time to read the enclosed proxy materials.

Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 22, 2008.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Mac-Gray Corporation

MAC-GRAY CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING

The undersigned stockholder(s) of Mac-Gray Corporation, a Delaware corporation (the "Company"), hereby appoints Mr. Stewart G. MacDonald and Mr. Michael J. Shea as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on May 22, 2008 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting, as a holder of common shares of the Company, par value $0.01 per share (the "Shares"), held of record by the undersigned on April 8, 2008, and otherwise to represent the undersigned at the meeting with all powers of the undersigned as if the undersigned were present and voting the Shares. The Board of Directors of the Company recommends a vote FOR the election of the nominees for director listed on the reverse side of this proxy card and FOR the approval of an amendment and restatement to the Company's 2001 Employee Stock Purchase Plan. The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED, AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PROXY CARD; AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on other side)

COMMENTS:

14475

QuickLinks

PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS/NOMINEES
PROPOSAL NUMBER 2 PROPOSED AMENDMENT AND RESTATEMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN
CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE
INFORMATION REGARDING EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE OFFICER COMPENSATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
DIRECTOR COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
INDEPENDENT ACCOUNTANTS
OTHER MATTERS
  Appendix A
2001 EMPLOYEE STOCK PURCHASE PLAN (Amended and Restated March 2008)